Exhibit 10.6

Z SQUARED INC. INDEMNIFICATION AGREEMENT This Indemnification Agreement (this “ Agreement ”) is made as of February 14 , 2026 and is between Z Squared Inc . , a Wyoming corporation (the “ Company ”), and Dave Halabu (“ Indemnitee ”) . RECITALS WHEREAS, Indemnitee’s service to the Company substantially benefits the Company; WHEREAS, competent and experienced individuals are reluctant to serve as directors or officers of corporations or in certain other capacities unless they are provided with adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service ; WHEREAS, Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and any insurance as adequate under the present circumstances, and Indemnitee may not be willing to serve as a director or officer without additional protection ; WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee as permitted by applicable law ; and WHEREAS, this Agreement is a supplement to and in furtherance of the indemnification provided in the Company’s Articles of Incorporation and bylaws, and any resolutions adopted pursuant thereto, and this Agreement shall not be deemed a substitute therefor, nor shall this Agreement be deemed to limit, diminish or abrogate any rights of Indemnitee thereunder . NOW, THEREFORE, the Company and Indemnitee do hereby agree as follows: 1. Definitions. (a) “ Corporate Status ” describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise . (b) “ Act ” means the Wyoming Business Corporation Act. (c) “ Disinterested Director ” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee . (d) “ Enterprise ” means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary . (e) “ Expenses ” include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding . Expenses Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C 1 4917 - 5175 - 8135.1

2 4917 - 5175 - 8135.1 also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12 (c), Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company . Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee . (f) “ Proceeding ” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom, in which Indemnitee was, is or will be involved as a party, a potential party, a non - party witness or otherwise by reason of (i) the fact that Indemnitee is or was a director or officer of the Company, (ii) any action taken by Indemnitee or any action or inaction on Indemnitee’s part while acting as a director or officer of the Company, or (iii) the fact that he or she is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement . (g) Reference to “ other enterprises ” shall include employee benefit plans ; references to “ fines ” shall include any excise taxes assessed on a person with respect to any employee benefit plan ; references to “ serving at the request of the Company ” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries ; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “ not opposed to the best interests of the Company ” as referred to in this Agreement . 2. Indemnity in Third - Party Proceedings . The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor . Pursuant to this Section 2 , Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful . 3. Indemnity in Proceedings by or in the Right of the Company . The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor . Pursuant to this Section 3 , Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company . No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

3 4917 - 5175 - 8135.1 circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the shall deem proper. 4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful . To the extent that Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue or matter therein, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith . For purposes of this Section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter . 5. Indemnification for Expenses of a Witness . Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith . 6. Additional Indemnification. (a) Notwithstanding any limitation in Sections 2 , 3 or 4 , the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue or matter therein . (b) For purposes of Section 6 (a), the meaning of the phrase “ to the fullest extent permitted by applicable law ” shall include, but not be limited to : (i) the fullest extent permitted by the provision of the Act that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the Act ; and (ii) the fullest extent authorized or permitted by any amendments to or replacements of the Act adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors . 7. Exclusions . Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement to make any indemnity in connection with any Proceeding (or any part of any Proceeding) : (a) for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid ; (b) for an accounting or disgorgement of profits pursuant to Section 16 (b) of the Securities Exchange Act of 1934 , as amended, or similar provisions of federal, state or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements) ; (c) for any reimbursement of the Company by Indemnitee of any bonus or other incentive - based or equity - based compensation or of any profits realized by Indemnitee from the sale of Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

4 4917 - 5175 - 8135.1 securities of the Company, as required in each case under the Securities Exchange Act of 1934 , as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes - Oxley Act of 2002 (the “ Sarbanes - Oxley Act ”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes - Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements) ; (d) initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Company’s board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12 (c) or (iv) otherwise required by applicable law ; or (e) if prohibited by applicable law. 8. Advances of Expenses . The Company shall advance, to the extent not prohibited by law, the Expenses incurred by Indemnitee in connection with any Proceeding, and such advancement shall be made as soon as reasonably practicable, but in any event no later than sixty (60) days, after the receipt by the Company of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) . Advances shall be unsecured and interest free and made without regard to Indemnitee’s ability to repay such advances . Indemnitee hereby undertakes to repay any advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company . This Section 8 shall not apply to any claim made by Indemnitee for which indemnity is not permitted under this Agreement . 9. Procedure for Notification and Defense of Claim. (a) Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by Indemnitee of written notice thereof . The written notification to the Company shall include, a description of the nature of the Proceeding and the facts underlying the Proceeding . The failure by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that such failure or delay materially prejudices the Company . (b) If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has director a nd officer liability insurance in effect, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in acc o r d a n c e with the procedures set forth in the respective policies . The Company shall thereafter take all reasonably necessary or desirable action to ca use su c h insurers to p a y , on behalf of Indemnitee, all amounts payable as a result of su c h Proceeding in a cc o r d a n c e with the terms of su c h policies . (c) Indemnitee shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate . Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

5 4917 - 5175 - 8135.1 (d) The Company shall not be liable to indemnify Indemnitee for any settlement of any Proceeding (or any part thereof) without the Company’s prior written consent, which shall not be unreasonably withheld . (e) The Company shall have the right to settle any Proceeding (or any part thereof) without the consent of Indemnitee . 10. Procedure upon Application for Indemnification. (a) To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of such Proceeding . The Company shall, as soon as reasonably practicable after receipt of such a request for indemnification, advise the board of directors that Indemnitee has requested indemnification . (b) Upon written request by Indemnitee for indemnification pursuant to Section 10 (a), a determination, if required by applicable law, with respect to Indemnitee’s entitlement thereto shall be made in the specific case (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (D) if so directed by the Company’s board of directors, by the stockholders of the Company . If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination . Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination . Any costs or expenses (including attorneys’ fees and disbursements) reasonably incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company, to the extent permitted by applicable law . 11. Presumptions and Effect of Certain Proceedings. (a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 10 (a) of this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by such person, persons or entity of any determination contrary to that presumption . (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful . Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

6 4917 - 5175 - 8135.1 (c) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith to the extent Indemnitee relied in good faith on (i) the records or books of account of the Enterprise, including financial statements, (ii) information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, (iii) the advice of legal counsel for the Enterprise or its board of directors or counsel selected by any committee of the board of directors or (iv) information or records given or reports made to the Enterprise by an independent certified public accountant, an appraiser, investment banker or other expert selected with reasonable care by the Enterprise or its board of directors or any committee of the board of directors . The provisions of this Section 11 (c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement . (d) Neither the knowledge, actions nor failure to act of any other director, officer, agent or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement . 12. Remedies of Indemnitee. (a) Subject to Section 12 (d) , in the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 or 12 (c) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10 of this Agreement within ninety (90) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4 , 5 and 12 (c) of this Agreement, within thirty (30) days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of his or her entitlement to such indemnification or advancement of Expenses . Alternatively, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association . Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 12 (a) ; provided, however, that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his or her rights under Section 4 of this Agreement . The Company shall not oppose Indemnitee’s right to seek any such adjudication or award in arbitration in accordance with this Agreement . (b) Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the board of directors, independent counsel or stockholders to have made a determination that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the board of directors, Independent Counsel or stockholders that Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has or has not met the applicable standard of conduct . In the event that a determination shall have been made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 12 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination . In any judicial proceeding or arbitration commenced pursuant to this Section 12 , the Company shall, to the fullest extent not prohibited by law, have the burden of proving Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be . Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

7 4917 - 5175 - 8135.1 (c) The Company shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (as soon as reasonably practicable, but in any event no later than sixty (60) days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnitee that are incurred by Indemnitee in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company to the extent Indemnitee is successful in such action and to the extent not prohibited by law . (d) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding . 13 . Contribution . To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for Expenses, judgments, fines or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and transaction(s) giving rise to such Proceeding ; and (ii) the relative fault of Indemnitee and the Company (and its other directors, officers, employees and agents) in connection with such event(s) and transaction(s) . 14. Non - exclusivity . The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s Articles of Incorporation or bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise . No amendment, alteration or repeal of this Agreement shall adversely affect any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal . To the extent that a change in Wyoming law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s Articles of Incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein . Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise . The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy . 15. No Duplication of Payments . The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts under any insurance policy, contract, agreement or otherwise . 16. Insurance . To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, trustees, general partners, managing members, officers, employees, agents or fiduciaries of the Company or any other Enterprise, Indemnitee shall be covered by such policy or policies to the same extent as the most favorably - insured persons under such policy or policies in a comparable position . 17. Subrogation . In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

8 4917 - 5175 - 8135.1 all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights. 18. Services to the Company . Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of another Enterprise, for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation . Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position . This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Indemnitee . Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company’s board of directors or, with respect to service as a director or officer of the Company, the Company’s Articles of Incorporation or bylaws or the Act . 19. Duration . This Agreement shall continue until and terminate upon the later of (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of any other Enterprise, as applicable ; or (b) one (1) year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 12 of this Agreement relating thereto . 20. Successors . This Agreement shall be binding upon the Company and its successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company, and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators . The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place . 21. Severability . If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever : (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law ; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto ; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby . 22. Enforcement . The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company . Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

9 4917 - 5175 - 8135.1 23. Entire Agreement . This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof ; provided , however , that this Agreement is a supplement to and in furtherance of the Company’s Articles of Incorporation and bylaws and applicable law . 24. Modification and Waiver . No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties hereto . No waiver of any of the provisions of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver . 25. Notices . All notices, requests, demands and other communications under this agreement shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (c) mailed by reputable overnight courier and receipted by the party to whom said notice or other communication shall have been directed : (a) If to Indemnitee, at such address as indicated, or such other address as Indemnitee shall provide to the Company. (b) If to the Company to: Z Squared Inc. 550 S. Andrews Ave. #700 Fort Lauderdale, FL 33301 or to any other current address as may have been furnished to Indemnitee by the Company. 26. Applicable Law and Consent to Jurisdiction . This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the state of Wyoming, without regard to its conflict of laws rules . Except with respect to any arbitration commenced by Indemnitee pursuant to Section 12 (a) of this Agreement, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the state courts of Wyoming, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the state courts of Wyoming for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the state of Wyoming, Capital Administrations LLC, Cheyenne, Wyoming, as its agent in the state of Wyoming as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the state of Wyoming, (iv) waive any objection to the laying of venue of any such action or proceeding in state courts of Wyoming, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Court has been brought in an improper or inconvenient forum . 27. Counterparts . This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement . Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement . Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

10 4917 - 5175 - 8135.1 28. Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. ( signature page follows) Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed as of the day and year first above written. Z SQUARED INC. ( Signature ) Dave Halabu Chief Executive Officer INDEMNITEE ( Signature ) Dave Halabu 9632 NE 5th Avenue Rd ( Street address ) Miami FL 33138 ( City, State and ZIP ) Docusign Envelope ID: 9E0E7826 - 021C - 4400 - A355 - F01F4980A63C (Signature Page to Indemnification Agreement) 4917 - 5175 - 8135.1